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                                       audio 2t

                                                           Issue Date:  4/2/98
                                                      Expiration Date: 4/30/98


  CO: Audio Highway
ATTN: Ted Richards
 TEL: 408.255.5301
 FAX: 408.255.5591
SITE: 408255

                               UUNET TECHNOLOGIES, INC.
                            QUOTATION FOR DOUBLE T SERVICE

                                ONE-TIME SERVICE FEES
     UUNET Double T Start Up Fee                                            N/C
     ESTIMATED T1 Leased Line Install Charges (for both circuits)     $1,267.00
                                                                      ---------
     TOTAL: ONE-TIME SERVICE FEES                                     $1,267.00


                                MONTHLY RECURRING FEES
     UUNET Double T Monthly Service Fee                               $4,200.00
     ESTIMATED Monthly Leased Line Charges (for both circuits)          $913.75
                                                                      ---------
     TOTAL: MONTHLY RECURRING FEES                                    $5,113.75



QTY.                              EQUIPMENT OPTIONS
 1   V.35 CABLE                                                         $100.00
 1   T1 CSU/DSU KENTROX                                                 $995.00
                                                                      ---------
     EQUIPMENT TOTAL:                                                  $1095.00
     UUNET recommends maintaining "cold spare" equipment for mission-critical applications.

Purchase Orders: must include Total One Time Service Fees, 1st Month Total Recurring Fees, and corresponding Equipment cost. Subsequent monthly invoices equal Total Mo. Recurring Fees. Please note that P.O. must indicate acceptance of subsequent Monthly Recurring Fees.

All line charges are estimates, actual line charges will be used for invoicing. Extended wiring may be additional. Payment is due 30 days after invoice date with approved credit. A 15% monthly interest charge will be added for late payments. Monthly UUNET service fees will be billed in advance. Delivery is 4-8 weeks ARO(1). All Cisco Equipment comes standard with CD ROM Manual. Hard Copy available for an additional $75.00 (please specify).

Term Commitment discounts do not apply.

(1)Lead times may vary according to regional telco issues.

Please call me with any questions regarding the quotation and I look forward to working with you.

                                        Accepted By  /s/ N. M. Schulhof
                                                     ---------------------------
                                                       (Authorized Signature)


Sincerely,

/s/ Brian Norman

Brian Norman
v 408.490.4611
f 408.490.4646                                                  Updated 8/1/97



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Please list the equipment you plan to use for this connection:

Router: 2501, CISCO            Purchased from UUNET?    /X/ Yes   / / No
        CSU/DSU KENTROX        Purchased from UUNET?    /X/ Yes   / / No

If there are any other special circuit installation or termination needs for
your site, please explain   NONE   V.35 CABLE TO BE INCLUDED

If you are upgrading an existing UUNET account, what is the site name you have been assigned?

   (Examples: 001234, site-ip, site.com) YES, U07910

Would you like UUNET to provide you with weekly usage reports?   /X/ Yes / / No

ISDN INFORMATION FOR ISDN DIAL BACKUP

If you are using ISDN, we need some additional information to configure your router before shipping. Because lead times on ISDN service can be significant, we recommend that: a) you have your ISDN line scheduled for installation before ordering your Internet 9-5 Basic service, or b) you have the UUNET-authorized agent start the ISDN ordering process for you.

/ /ISDN line already installed    / / ISDN line scheduled for installation
                                      on _______________________     (Date)
B-channel phone number(s):__________________________________________________
SPID numbers:_______________________________________________________________

Please choose one of the following types of ISDN service:

/ / National (N)-1)
/ / Custom: please indicate service type: / / Northern Telecom (NT) / / AT&T point to point / / AT&T multi-point

Line speed: / / 56K   / / 64K

ADDITIONAL INFORMATION: (OPTIONAL)

If you currently have an Internet service provider other then UUNET, please indicate the name here _____________________________________________________

Are there any other companies which you feel would benefit from UUNET's services? If so, UUNET will give you a one-time 5% credit on your monthly service fee when your referral obtains service from us.

Contact:___________________________    Phone:__________________________________
Company:___________________________    Fax:____________________________________
Address:___________________________    E-mail:_________________________________
        ___________________________
        ___________________________

CUSTOMER APPROVAL:

Name  Nathan M. Schulhof   Signature  /s/ Nathan M. Schulhof      Date  4/3/98
     --------------------             ---------------------            -------



                                "THE INTERNET AT WORK"